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                                  EXHIBIT 24.1


                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Brent L. Motchan his true and lawful attorney-in-fact, with full power of substitution and revocation, for him and in his name, place and stead, in any and all capacities (including his capacity as an officer of Zeigler Coal Holding Company), to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1996, and all amendments thereto, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Exchange Act of 1934, this Power of Attorney has been signed on March 31, 1997 by the following persons in the capacities indicated.



           Signature                              Capacity
           ---------                              --------


      /s/ Michael K. Reilly           Chairman of the Board and Director
--------------------------------
       Michael K. Reilly

      /s/ Chand B. Vyas               Chief Executive Officer, President and
--------------------------------      Director (Principal Executive Officer)
       Chand B. Vyas

      /s/ Roland E. Casati                         Director
--------------------------------
       Roland E. Casati

      /s/ Robert W. Ericson                        Director
--------------------------------
       Robert W. Ericson

      /s/ John F. Manley                           Director
--------------------------------
       John F. Manley